Fair Value Measurements	12 Months Ended
Dec. 31, 2014
Fair Value Measurements [Abstract]
Fair Value Measurements

11. Fair Value Measurements

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The Company’s assets and liabilities that are measured at fair value on a recurring basis consist of the Company’s derivative financial instruments and contingent consideration associated with business combinations. The table below summarizes these items as of December 31, 2014, aggregated by the level in the fair value hierarchy within which those measurements fall.

		Quoted in		Significant
	Balance at	Markets	Significant Other	Unobservable
	December 31,	Identical	Observable Inputs	Inputs
Description	2014	(Level 1)	(Level 2)	(Level 3)
Interest rate swaps	$(2,345)	$—	$(2,345)	$—
Contingent consideration obligations	(17,486)	—	—	(17,486)
Total	$(19,831)	$—	$(2,345)	$(17,486)

The valuation of the Company’s derivative financial instruments is determined using widely accepted valuation techniques, including discounted cash flow analysis on the expected cash flows of each derivative. This analysis reflects the contractual terms of the derivative, including the period to maturity, and uses observable market-based inputs, including interest rate curves. The fair value of the interest rate swaps are determined using the market standard methodology of netting the discounted future fixed cash payments (or receipts) and the discounted expected variable cash receipts (or payments) using the overnight index swap rate as the discount rate.

The Company incorporates credit valuation adjustments to appropriately reflect both its own nonperformance risk and the respective counterparty’s nonperformance risk in the fair value measurements. In adjusting the fair value of its derivative contracts for the effect of nonperformance risk, the Company has considered the impact of netting and any applicable credit enhancements and measures the credit risk of its derivative financial instruments that are subject to master netting agreements on a net basis by counterparty portfolio.

Although the Company has determined that the majority of the inputs used to value its derivatives fall within Level 2 of the fair value hierarchy, the credit valuation adjustments associated with its derivatives utilize Level 3 inputs to evaluate the likelihood of default by itself and by its counterparties. As of December 31, 2014, the Company determined that the credit valuation adjustments are not significant to the overall valuation of its derivatives. As a result, the Company determined that its derivative valuations in their entirety are classified in Level 2 of the fair value hierarchy.

The valuation of the Company’s contingent consideration obligations is estimated as the present value of total expected contingent consideration payments which are determined using a Monte Carlo simulation. This analysis reflects the contractual terms of the purchase agreement and utilizes assumptions with regard to future sales, probabilities of achieving such future sales, the timing of the expected payments and a discount rate. Significant increases with respect to assumptions as to future sales and probabilities of achieving such future sales would result in a higher fair value measurement while an increase in the discount rate would result in a lower fair value measurement.

The table below presents a reconciliation of the fair value of the liabilities that use significant unobservable inputs (Level 3).

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)

	Fiscal Year Ended
	December 31,
	2014	2013
Balance at beginning of period	$(5,484)	$(296)
Adjustment of provisional amounts	—	—
Issuance of contingent consideration	(10,695)	(5,553)
Settlement of contingent consideration	—	296
Total changes included in contingent consideration	(1,307)	69
Balance at end of period	$(17,486)	$(5,484)

Assets and Liabilities Measured at Fair Value on a Non-recurring Basis

During the year ended December 31, 2014, the Company’s technology-enabled services segment received notice that its existing contract with a customer would not be renewed in full upon its expiration. As a result, the Company abandoned a customer related project that was under development and assessed the recoverability of the net assets included in the relevant asset group. The Company recognized an impairment charge to write off the abandoned project and to adjust the carrying value of the asset group to its fair value. This latter impairment charge was generally allocated to the affected long-lived assets on a pro rata basis. Additionally, the Company abandoned certain network solutions and technology-enabled services segment development projects in connection with execution of certain strategic initiatives during the year ended December 31, 2014.

The following table summarizes the affected financial statement captions, the allocation of the impairment charges among those captions and provides certain quantitative information associated with the required fair value measurements.

	Range of Inputs	Fair Value	Impairment
Long-lived assets to be held and used
Relevant asset group	N/A	$13,066	$73,220
Balance sheet account:
Customer relationships	N/A	N/A	$72,290
Property and equipment	N/A	N/A	$930
Unobservable inputs (discounted cash flow method):
Probability of contract extension	80%	N/A	N/A
Probability of new contract execution	20%-90%	N/A	N/A
Expected annual revenue range	$3,080-$3,590	N/A	N/A
Risk free interest rate	1.6%	N/A	N/A
Long-lived assets to be disposed of
Property and Equipment	N/A	$—	$9,949

Assets and Liabilities Measured at Fair Value upon Initial Recognition

The carrying amount and the estimated fair value of financial instruments held by the Company as of December 31, 2014 were:

	Carrying
	Amount	Fair Value
Cash and cash equivalents	$82,306	$82,306
Accounts receivable	$233,791	$233,791
Senior Credit Facilities (Level 1)	$1,424,992	$1,400,453
Senior Notes (Level 2)	$750,000	$811,643

The carrying amounts of cash equivalents and accounts receivable approximate fair value because of their short-term maturities. The fair value of long-term debt is based upon market quotes and trades by investors in partial interests of these instruments.